March 25, 2008

Below is a transcript of a 30 second  television advertisement.  The Section I contains the language spoken during the advertisement.  The Section II contains the language shown as text on the screen over the image of the speaker, during the ad.

SECTION I:

I'm Gabriel Wisdom from the San Diego offices of American Money Management.  We created The Fallen Angels Income Fund to make money for bargain hunters.  When stocks and bonds go on sale, we refer to them as Fallen Angels.  If you want high monthly income and growth, our Fallen Angels Income Fund could help you.  No loads or sales charges.  Call us right now and receive a prospectus and investor package.   Start making some money from the bargains.

SECTION II:

Gabriel Wisdom

American Money Management

(888) 999-1395

FallenAngelsFunds.com

Before investing, consider the fund’s investment objectives, risks and expenses.

Contact us for a prospectus containing this information.  Read it carefully.